UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          April 19, 2006
                                                  ------------------------------

                          CADENCE RESOURCES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            UTAH                 0-25170              87-0306609
---------------------------- --------------- -----------------------------------
(State or other jurisdiction   (Commission           (IRS Employer
     of incorporation)         File Number)       Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI           49684
------------------------------------------------------ -------------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:        (231) 941-0073
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Bylaws

      Effective April 14, 2006, the Board of Directors of Cadence Resources Corporation amended Article V, Section 4 of the Corporation's Bylaws. Prior to the amendment, this provision read as follows:

      Section 4. Stock Transfer Books: Stock transfer books may be closed for not exceeding forty days next preceding the meeting of shareholders and for the payment of dividends during such periods as may be fixed from time to time by the Board of Directors. During such periods no stock shall be transferable.

As amended, the new Article V, Section 4 reads as follows:

      Section 4. Stock Transfer Books: The Stock Transfer Books of the Corporation may not be closed at any time for any purpose.




                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1939, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 19, 2006.

                                    CADENCE RESOURCES CORPORATION


Date:  April 19, 2006               /s/ William W. Deneau
                                    --------------------------------------------
                                    By: William W. Deneau
                                    Its: President